UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2004

CARREKER CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-24201	75-1622836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Valley View Lane Dallas, Texas 75244
(Address of principal executive offices)

(972) 458-1981
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The registrant has elected Coley Clark to its Board of Directors effective September 9, 2004.  There was no arrangement or understanding pursuant to which Mr. Clark was elected as a director, and there are no related party transactions between the Company and Mr. Clark.

Mr. Clark is “independent” as defined under the rules promulgated by the National Association of Securities Dealers’ listing standards and under the Guidelines established by the Company’s Governance and Nominating Committee.

The press release announcing Mr. Clark’s election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits

(c)  Exbibits.

Exhibit Number	Description

99.1	Carreker Corporation press release dated September 10, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARREKER CORPORATION
(Registrant)

Date: September 10, 2004	By:	/s/ Tod V. Mongan
Senior Vice President, General Counsel and Secretary